EXHIBIT 99.2
First Quarter Fiscal 2010 Earnings Conference Call
May 4, 2010

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, estimated fixed revenue for 2010, forecasted newbuilding delivery schedule for 2010 and 2011, projected scheduled drydock and off hire days for the second, third and fourth quarters of 2010, projected locked-in charter revenue and locked-in time charter days, forecasted 2010 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, interest expense, and levels of equity income, other income, taxes and capital expenditures, timely delivery of newbuildings in accordance with contractual terms, the outcome of OSG negotiations with Maersk Oil Qatar, the sustainability of OSG’s annual dividend, prospects of OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2009 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.
Forward-Looking Statements

■ A mixed rate environment leads to disappointing first quarter 2010 results
 • TCE revenues of $230M down 21% from $293M
 • EBITDA totaled $44M
 • Net loss of $9M and $0.34 per diluted share
 • Special charges totaled ~$7M
 – Adjusted net loss $3M
 – Adjusted diluted loss per share $0.09
■ Solid VLCC rates, but most segments declined quarter-over-quarter
■ 2Q 2010 bookings-to-date are as expected
 • $44.5K/day VLCC
 • $29.5K/day Suezmax
 • $16.5K/day Aframax
■ Financial condition of OSG is strong
 • $1.9B in liquidity
 • Manageable debt and refinancing obligations over next three years
 • $413M of future construction commitments fully funded
 • Annual dividend of $1.75 is sustainable
• $19.5K/day Panamax
• $12.5K/day MR
OSG’s balanced growth strategy enables us to remain strong in any rate environment
Financial Highlights

Focused on improving and strengthening the Company
Shuttle Tanker Overseas Cascade
FSO Africa Leaving the Shipyard
Quarter/Current Highlights
■ Executed two capital market transactions that diversified funding sources, lengthened our debt maturity profile and increased flexibility for investment and expansion
 • ~$290M in net proceeds from 8.125% 8-year note issue
 • ~$160M in net proceeds from 3.5 million equity share issue
■ Technically challenging newbuild/conversion projects completed
 • Overseas Cascade
 – 5-year charter to Petrobras America commenced April 1st
 – Vessel currently supporting recovery efforts for U.S. Gulf of Mexico oil spill
 • OSG 350
 – Long-term contract of affreightment with Sunoco commenced with delivery
 – Delaware Bay lightering operations currently service Sunoco, Valero and
 ConocoPhillips
■ FSO update
 • FSO Asia on site and operating at full capacity
 • Additional performance bonus received for superior environmental performance
 • FSO Africa conversion completed
 • Discussions with various parties concerning employment of the FSO Africa are ongoing

11 of 17 newbuilds are owned

As of 4/30/10
6
5
4
3
2
1
0
Q210
Q310
Q410
Q111
Q211
Q311
Q411

OSG

Commitments / Construction in Progress
Vessel Delivery Schedule
▪  $3B of vessel assets as of March 31, 2010
 - $625M construction in progress; capital
 paid but not generating revenue
 - During Q1 2010, four vessels delivered
 mid-to-very late in the quarter
▪ $413M shipyard contract commitments
Chartered-in
Owned
Built-in Fleet Growth Over Next Two Years
Built-in Growth

▪ Active S&P activity, effective management of long-standing yard relationships and OSG’s financial strength enabled us to make significant modifications to our orderbook in 2009 and 2010.
▪ Modifications have reduced contract costs of specific orders and enabled us to replace our MR fleet faster.
OSG Orderbook Actions	Financing Activities
2 LR1s cancelled	<$124M>
Price reductions on 2 LR1s	<$12M>
3 new MRs	+$117M
1 new MR bareboat	+$17M addition to charter-in obligations
2 MR bareboat swaps	$6M savings in charter-in obligations
Other price reductions achieved in lieu of prepayments	<$13M>
Active asset management continues to support our growth strategy
Orderbook Modifications

85%
15%
74%
26%
50%
50%
75%
25%
Crude
Products
U.S.
All

2004
2010
Owned
Chartered-in

Portfolio Mix*
Chartered Portfolio
• Average duration of chartered-in portfolio: 4.4 years
 - Crude 2.5 years
 - Products 7.5 years
 - U.S. Flag 5.1 years
• Average duration of chartered-out portfolio: 1.7 years
 - Crude 0.8 years
 - Products 0.7 years
 - U.S. Flag 2.7 years
69% of Fleet
57% of Fleet
110 Vessels
61 Vessels
Two newbuild MRs, time chartered-in for 7 years and
delivering in 2011 swapped for two 2009-built 8-year
time charters delivering Q110 and Q210.
Charter-in commitment savings = $6M
MR Swap Transaction
Portfolio of owned and chartered-in tonnage is managed based on market cycle
Spot
Fixed
*Based on 2010 projected revenue days
Time charters-out will generate ~$260M TCE revenues in 2010
Owned and Chartered-in Portfolio

OSG
Market / Competitive Outlook
Our U.S. Flag strategy is to become the leading operator of modern double hull tankers/ATBs in the Jones Act market with the majority of the fleet committed to servicing long-term COAs and time charters
▪ 2010 expected to be as tough as 2009
▪ Refinery utilization expected to remain in the
 mid-80% range
▪ U.S. demand levels are expected to remain
 relatively constant
▪ 8 ships in the Jones Act fleet currently in layup
▪ The competitive market of owners with high
 quality, new ships is shrinking
▪ OPA-90 retirements has market turning
 favorable in 2012; we expect timing could be
 accelerated by bankruptcies and earlier
 retirement of marginal tonnage
U.S. Flag
■ 2010 OSG Deliveries
 • Overseas Cascade (complete)
 • OSG 350 (complete)
 • Overseas Martinez
 • Overseas Anacortes
 • OSG 351
■ 2011 OSG Deliveries
 • Overseas Chinook
 • Overseas Tampa
■ 65% of fleet is chartered-out through 12/31/10
■ 56% of fleet is chartered-out through 12/31/11
■ 2 owned shuttle tankers chartered at premium
 rates

Products: Refinery Expansions Will Benefit Ton-mile Demand
Brazil
Petrobras 380K bpd 2013
India
850K bpd 2010-2014
Essar Oil, BROL, Indian Oil
Company, Hindustan
Petroleum, Nagarjuna
China
Qingdao, Tianjin, Quizhou 700K bpd 2010
Jilin, Yueyan 300K bpd 2011
PetroChina, Sinopec 400K bpd 2012
In Planning
760K bpd 2013-2014
Middle East
Saudi Arabia JV 800K bpd
- Yanbu 2014/2015
- Jubail 2013/2014
UAE 400K bpd 2014
Our products strategy is to be the ship operator of choice by offering high quality ships and technical management and fostering strong relationships with customers and partners

All Cargoes into China
Basis Laycan
Cargoes per month
2009
2010
+18
+14
+9
-2
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

CAGR 17.15%
2006
2007
2008
2009
2010E
2014E
Middle East
W. Africa
S. America
N. Africa
Other

OSG

Our crude strategy is to maintain our market leadership positions through commercial pool participation and build cargo portfolios with key partners and customers
Source of China oil imports: ESAI
Chinese auto sales in March 2010 hit a
new record of 1.75 million vehicles, up
56% year-over-year
Crude oil imports into China have increased
from 2.9 mbpd in 2006 to 4.0 mbpd in 2009 and
are forecast to increase to 5.6 mbpd in 2014
Crude: China Isn’t Slowing Down

Key Takeaways / Differentiators
■ Focused on running our business for the long-term
 • Consistent strategy throughout the 2008-2009 financial/credit crisis
 • Board holds us accountable for both short-term performance and long-term value creation
■ Confident about our relative competitive position
 • Market leader in crude, products and U.S. Flag segments
 • Strong balance sheet and financial position
 – Predominantly unsecured borrower
 – Liquidity position is strong
 – Conservative, consistent financial management
 – Annual dividend is sustainable
 – Well within all covenant limitations
 • Built-in growth with 17-ship newbuild program over next two years
 • Commercial pools and cargo systems uniquely enable OSG to outperform the market
 • Active asset management generates cash, creates optionality and results in competitive vessel ownership costs
 • Leveraged to rebound with OPEC production increases, spot rate improvement and start-
 up of export refineries in Asia

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Financial Review
Myles Itkin, CFO

(In thousands, except EPS)	Q110	Q109
Shipping Revenues	**$269,754**	**$324,804**
Voyage expenses	39,893	32,015
TCE Revenues	229,861	292,789
Vessel expenses	64,074	73,530
Charter hire expenses	90,614	111,342
Depreciation and amortization	41,926	43,881
General and administrative	26,829	27,300
Severance and relocation costs	-	2,169
Shipyard contract termination costs	(231)	35,885
Loss / (gain) on disposal of vessels, net of impairment in 2010	2,256	(129,863)
	225,468	164,244
Income from Vessel Operations	4,393	128,545
Equity in income / (loss) of affiliated companies	(2,298)	2,472
Operating Income	**2,095**	**131,017**
Other income / (expense)	(146)	2,305
Interest expense	(12,294)	(11,372)
Credit for federal income taxes	992	1,312
Net Income / (loss)	(9,353)	123,262
Less noncontrolling interest	-	(1,512)
Net Income / (Loss) Attributable to OSG	**($9,353)**	**$121,750**
Diluted EPS	**($0.34)**	**$4.53**
Diluted shares outstanding	27,760	26,879
EBITDA	**$43,875**	**$175,691**
Diluted EPS	($0.34)	$4.53
Special Items	$0.25	($3.53)
Adjusted Diluted EPS	**($0.09)**	**$1.00**
Adjusted net income / (loss) attributable to OSG	**$2,503**	**$26,950**

OSG

Spot rates down across all fleets, except VLCCs.
 Q110 Q109
VLCC $49.9K/day $47.2K/day
Suezmax $28.3K/day $40.1K/day
Aframax $17.5K/day $28.4K/day
Panamax $20.3K/day $27.3K/day
MR $15.2K/day $22.4K/day
Redelivery of 11 older MR vessels and layup of 6
U.S. Flag vessels
$6.5M reduction in profit share and redelivery of 11
older MR product carriers.
FSO Africa not yet employed; $4.5M charge on
hedge dedesignation of FSO Africa interest rate
swap.
Increase in average amount of debt outstanding of
$411M; partially offset by lower rates on floating rate
debt
Financial Review - Income Statement

(In thousands)	As of Mar. 31, 2010	As of Dec. 31, 2009
ASSETS		
Cash and cash equivalents	$340,395	$474,690
Short term investments	-	50,000
Voyage receivables	171,107	146,311
Other receivables	101,962	100,140
Inventories, prepaid expenses and other current assets	56,442	46,225
Total Current Assets	669,906	817,366
Capital Construction Fund	40,708	40,698
Restricted cash	-	7,945
Vessels and other property, less accum. depr.	3,017,987	2,942,233
Deferred drydock expenditures, net	52,106	58,535
Total vessels, deferred drydock and other property	3,070,093	3,000,768
Investments in affiliated companies	271,470	189,315
Intangible assets, less accumulated amortization	97,214	99,088
Goodwill	9,589	9,589
Other assets	48,919	43,672
Total Assets	$4,207,899	$4,208,441
LIABILITIES AND EQUITY		
Total current liabilities	$173,085	$183,093
Long-term debt	1,700,303	1,813,289
Deferred gain on sale and leaseback of vessels	71,887	82,500
Deferred federal income taxes and other liabilities	263,114	261,704
Total Equity	1,999,510	1,867,855
Total Liabilities and Equity	$4,207,899	$4,208,441

OSG

Raised net $450M in capital market transactions; offset
by $400M repayment of credit facility; $112M on vessel
expenditures and $92M advanced to FSO joint venture
Increase in VLCC rates drove up balances due from TI
Pool (Q110 spot rate of $50K/day v. Q409 spot rate of
$24K/day) and increase in lightering activities and rates
in U.S. Gulf
Reflects $112M costs for construction in progress.
Includes CIP of $625M
Funding conversion on FSO Africa $20M; cash collateral
required by FSO JV banks $72M; offset by net operating
losses and ATC incentive hire distribution
Financial Review - Balance Sheet

Cash Deficit from Operating Activities	($14,200)
Sources	
Issuance of debt	$289,800
Issuance of common stock	158,200
Short-term invesment maturities & restricted cash	57,900
Uses	
Debt payments	($407,900)
Expenditures for vessels	(112,100)
Investment in affiliated companies	(92,300)
Dividends paid	(11,800)
Other	(1,900)
Decrease in cash and cash equiv., net	($134,300)

OSG

Sources & Uses of Cash During the Period

2010 Guidance
■ Estimated vessel expenses
 • $280M to $300M
■ Time and bareboat charter hire expenses
 • $345M to $370M
■ Depreciation and Amortization
 • $170M to $190M
■ G&A
 • $100M to $115M
■ Equity income of affiliated companies (updated from $15M to $20M due to change in assumptions on FSO Africa)
 • $10M to $15M
■ Interest expense (updated from $50M to $60M to reflect $300M 8.125% bond issue)
 • Interest expense approx. $65M to $75M
■ Capital expenditures for the balance of the year
 • $20M in drydock costs (Q2 $10M; Q3 $3M and Q4 $7M) on 20 vessels
 • $254M newbuild progress payments, vessel improvements and capitalized interest (Q2 $64M; Q3
 $20M and Q4 $170M)

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Appendix

(In thousands, except per share amounts)

	Three Months Ended			
	Mar. 31, 2010		Mar. 31, 2009	
	$	$ Per Share	$	$ Per Share
Loss on write-down of securities	($331)	($0.01)	($265)	($0.01)
(Loss) / gain on sale of vessels, net of impairments	(2,256) [1]	(0.08)	129,863	4.83
Shipyard contract termination costs	231	0.01	(35,885)	(1.34)
De-designation of interest rate swaps	(4,548)	(0.16)	-	-
Unrealized derivative activity	54	-	1,087	0.04
Total	**($6,850)**	**($0.25)**	**$94,800**	**$3.53**
Reported Net Income (loss) attributable to OSG / EPS	($9,353)	($0.34)	$121,750	$4.53
Adjusted Net Income (loss) attributable to OSG / EPS	**($2,503)**	**($0.09)**	**$26,950**	**$1.00**
Diluted shares outstanding		27,760		26,865

----

[1] Comprised of $3.6 million of U.S. Flag asset impairments, offset by $1.3 million of gains on asset sales (non vessel-related)

OSG

Set forth below are significant items of income and expense that affected the Company’s results for the three months ended March 31, 2010 and
2009, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results
Special Items Affecting Net Income/(Loss)
Reconciling Items and Other Information

$ in thousands	Three Months Ended Mar. 31, 2010	2009
Time charter equivalent revenues	$229,861	$292,789
Add: Voyage expenses	39,893	32,015
Shipping Revenues	$269,754	$324,804

$ in thousands	Three Months Ended Mar. 31, 2010	2009
Net income / (loss) attributable to OSG	($9,353)	$121,750
(Credit) for income taxes	(992)	(1,312)
Interest expense	12,294	11,372
Depreciation and amortization	41,926	43,881
EBITDA	$43,875	$175,691

OSG

EBITDA represents operating earnings excluding net income attributable to the noncontrolling interest, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) attributable to the Company or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
EBITDA
Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.
TCE Revenues
Reconciling Items and Other Information (continued)

	Owned	Chartered-in	Total	Newbuild	Total
VLCC	9	7	16	2	18
FSO	2	-	2	-	2
Suezmax	-	2	2	-	2
Aframax	6	7	13	-	13
Panamax	9	-	9	-	9
Lightering	2	5	7	-	7
Total Crude	28	21	49	2	51
LR2	-	1	1	-	1
LR1	2	2	4	4	8
MR*	13	16	29	6	35
Total Products	15	19	34	10	44
Handysize	5	7	12	4	16
ATB	7	-	7	-	7
Lightering	4	-	4	1	5
Total U.S. Flag	16	7	23	5	28
Total Gas	4	-	4	-	4
TOTAL	63	47	110	17	127
*Operating fleet Includes 2 owned U.S. Flag product carriers that trade internationally and a car carrier; newbuild fleet includes chemical tanker
Fleet Composition - As of 4/30/10

Actual Off Hire Days	Projected Days Off Hire		
	Q110	Q210	Q310	Q410
Trade – Crude Oil				
VLCC (including ULCC)	32	46	20	19
Suezmax	5	2	2	24
Aframax	33	11	41	32
Panamax	-	23	11	5
Trade – Refined Petroleum Products				
LR2	-	1	-	1
LR1	9	104	90	4
MR	11	42	-	43
Trade – U.S. Flag				
Product Carrier	103	18	24	32
ATB	27	45	8	31
Other	-	1	-	31
Total	**220**	**293**	**196**	**222**
Layup days - U.S. Flag, excluded from above	**520**	**399**	**184**	**184**

OSG

Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled maintenance. The table below sets forth actual days off hire for the first quarter of 2010 and anticipated days off hire for the above-mentioned events by class for the second, third and fourth quarters of 2010.
Off Hire Schedule

($ in thousands)	Crude	Product	U.S. Flag	Total
Base charter hire	$50,889	$24,550	$14,293	**$89,732**
Profit share	2,546	56	0	**2,602**
Amortization of deferred gain	(9,803)	(811)	0	**(10,614)**
Other	44	0	2,021	**2,065**
Spot charter lightering	6,829	0	0	**6,829**
Charter Hire Expense	**$50,505**	**$23,795**	**$16,314**	**$90,614**

($ in thousands)	VLCC	Suezmax	Aframax	Lightering	Total Crude
Base charter hire	$22,323	$5,691	$14,103	$8,772	$50,889
Profit share	644	303		1,599	2,546
Amortization of deferred gain	(6,615)	0	(2,172)	(1,016)	(9,803)
Other	0	0	44	0	44
Spot charter lightering	0	0	0	6,829	6,829
Charter Hire Expense	$16,352	$5,994	$11,975	$16,184	$50,505

OSG

For the Quarter Ended March 31, 2010
Charter Hire Expense by Segment

Time Charter	Pool Charters	Total
2010	193,099,775	7,503,780	200,603,555
2011	217,801,425	-	217,801,425
2012	143,634,328	-	143,634,328
2013	105,051,486	-	105,051,486
2014 and thereafter	89,976,322	-	89,976,322
Total	$ 749,563,336	$ 7,503,780	$ 757,067,116
% of Total	99%	1%	100%

	U.S.	Product	Crude	Other	Total
2010	129,954,000	42,064,525	15,491,250	5,590,000	193,099,775
2011	187,801,875	13,530,000	8,622,050	7,847,500	217,801,425
2012	137,076,828	-	-	6,557,500	143,634,328
2013	105,051,486	-	-		105,051,486
2014 and thereafter	89,976,322	-	-		89,976,322
Total	$ 649,860,511	$ 55,594,525	$ 24,113,300	$19,995,000	$749,563,336
% of Total	87%	7%	3%	3%	100%

	U.S.	Product	Crude	Other	Total
2010	2,634	1,947	830	260	5,671
2011	3,576	615	366	365	4,922
2012	2,473	-	-	305	2,778
2013	1,820	-	-	-	1,820
2014 and thereafter	1,416	-	-	-	1,416
Total	11,919	2,562	1,196	930	16,607
% of Total	72%	15%	7%	6%	100%

OSG

Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
Locked-in
Charter Revenue
Note: Locked in time charter days above for 2010 are as of 3/31/10 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release
Future Revenue $/Days by Segment - As of 3/31/10

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